UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 7, 2010

General Steel Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-33717	41-2079252
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Room 2315, Kun Tai International Mansion Building, Yi No 12, Chaoyangmenwai Ave.,
Chaoyang District, Beijing 100020
 (Address of principal executive offices)

Registrant’s telephone number, including area code:
+ 86 (10) 58797346

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On April 7, 2010, stockholders of General Steel Holdings, Inc. (the “Company”) representing 59.0% of the voting power attributable to the Company’s common stock, $0.001 par value per share (“Common Stock”) and Series A preferred stock, $0.001 par value per share (“Series A Preferred Stock”) acted by written consent (the “Stockholder Consent”) to approve or ratify certain matters described below to ensure compliance with Section 312 of the New York Stock Exchange (the “NYSE”) listed company manual which requires shareholder approval of the transactions and securities issuances relating to the Company’s private placement that closed on December 13, 2007 (the “Private Placement”) and the Company’s registered direct offering that closed on December 30, 2009 (the “Registered Direct Offering”).  In addition to the requirements of the NYSE listed company manual, the stock purchase agreements executed in connection with the Private Placement and the Registered Direct Offering require the Company to obtain shareholder approval with respect to the transactions and securities issuances made in connection therewith.

In accordance with applicable Securities and Exchange Commission (the “SEC”) regulations, the Company filed a preliminary information statement on Schedule 14C (the “Preliminary Information Statement”) with the SEC on April 9, 2010 to notify non-consenting stockholders of the approval and ratification of the corporate actions described below.  The Company shall file a definitive information statement on Schedule 14C (the “Definitive Information Statement”), ten calendar days after filing the Preliminary Information Statement or after any applicable SEC review.  Upon filing, the Company shall mail the Definitive Information Statement to stockholders at least 20 calendar days prior to the earliest date on which any of the corporate actions described below may be taken.

With respect to the Private Placement, the Company entered into a Stock Purchase Agreement dated December 13, 2007, with the investors listed on the Schedule of Buyers attached thereto and Zuosheng Yu, the Company’s Chairman and Chief Executive Officer (the “December 2007 SPA”).   With respect to the Registered Direct Offering, the Company entered into a Securities Purchase Agreement dated as of December 24, 2009, with each purchaser identified on the signature pages thereto (the “December 2009 SPA”).

Corporate Actions

To ensure compliance with the requirements described above, the Stockholder Consent was obtained to:

(1) ratify the Private Placement and the issuance to investors of a total of $40 million of senior convertible promissory notes (the “Notes”) and warrants (the “December 2007 Warrants”) to purchase 1,154,958 shares of Common Stock in accordance with the December 2007 SPA,

(2) approve the issuance of the 1,154,958 shares of Common Stock that may be issued upon exercise of the December 2007 Warrants and ratify or approve, as applicable, the issuance of any and all shares of Common Stock that have been issued or may be issued upon the conversion of the Notes, all as described in, and subject to the terms and conditions of, the December 2007 SPA and related Transaction Documents (as defined in the December 2007 SPA) (the foregoing descriptions of the December 2007 SPA, the Notes and the December 2007 Warrants are qualified in their entirety by the full text thereof included as Exhibit 10.1, Exhibit 4.1 and Exhibit 4.2, respectively, hereto and incorporated herein by reference);

(3) ratify the Company’s issuance of additional shares of Common Stock resulting from conversion of the Notes after the application of the conversion price reset provision included in Section 7(f) of the Notes which reset the conversion price of the Notes from $12.47 to $4.2511 per share of Common Stock and increased the number of shares of Common Stock to be issued upon conversion of the Notes from 3,207,699 to 9,409,330;

(4) ratify the Company’s Registered Direct Offering and the issuance to investors of 5,555,556 shares of Common Stock and warrants to purchase 2,777,778 shares, subject to adjustment, of Common Stock (the “December 2009 Warrants”) issued in the Registered Direct Offering as described in, and subject to the terms and conditions of, the December 2009 SPA; and

(5) approve the issuance of the 2,777,778 shares of Common Stock that may be issued upon exercise of the December 2009 Warrants as described in, and subject to the terms and conditions of, the December 2009 SPA and related Transaction Documents (as defined in the December 2009 SPA) (the foregoing descriptions of the December 2009 SPA and the December 2009 Warrants are qualified in their entirety by the full text thereof included as Exhibit 10.2 and Exhibit 4.3, respectively, hereto and incorporated herein by reference); and

(6) approve the issuance of 2,745,914 additional shares of Common Stock that may be issued to the holders of the December 2007 Warrants, upon exercise thereof, as a result of Warrant Reset Agreements dated December 24, 2009 (the “Warrant Reset Agreements”), entered into in connection with the Registered Direct Offering by and between the Company and the holders of the December 2007 Warrants whereby the exercise price of the December 2007 Warrants was reduced from $13.51 to $5.00 per share of Common Stock and the number of shares of Common Stock to be issued upon exercise of the December 2007 Warrants was increased from 1,154,958 to 3,900,872 shares (the foregoing descriptions of the Warrant Reset Agreements are qualified in their entirety by the full text thereof included as Exhibit 10.3 and 10.4 hereto and incorporated herein by reference).

Number of Shares Consenting to Corporate Actions

3,092,899 shares of Series A Preferred Stock, representing 30.0% of the voting power attributed to the Company’s Common Stock and preferred stock, and 21,451,200 shares of Common Stock consented to each of the foregoing actions representing, in the aggregate, 59.0% of the voting power of the Company.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Document Description

4.1	Form of Convertible Note (included as Exhibit 99.2 to the Form 8-K/A filed December 14, 2007 and incorporated herein by reference).

4.2	Form of Common Stock Purchase Warrant (included as Exhibit 99.3 to the Form 8-K/A filed December 14, 2007 and incorporated herein by reference).

4.3	Form of Common Stock Purchase Warrant (included as Exhibit 4.1 to the Form 8-K filed December 24, 2009 and incorporated herein by reference).

10.1
Form of Securities Purchase Agreement dated December 13, 2007, entered into with the investors listed on the Schedule of Buyers attached thereto and Zuosheng Yu, the Company’s Chairman and Chief Executive Officer (included as Exhibit 99.1 to the Form 8-K/A filed December 14, 2007 and incorporated herein by reference).

10.2
Form of Securities Purchase Agreement, dated as of December 24, 2009, by and between General Steel Holdings, Inc. and each purchaser signatory thereto (included as Exhibit 10.1 to the Form 8-K filed December 24, 2009 and incorporated herein by reference).

10.3	Form of Warrant Reset Agreement between General Steel Holdings, Inc. and Hudson Bay Fund, LP. (included as Exhibit 10.3 to the Form 8-K filed December 24, 2009 and incorporated herein by reference).

10.4
Form of Warrant Reset Agreement between General Steel Holdings, Inc. and the holders of the December 2007 Warrants (not including Hudson Bay Fund, LP) (included as Exhibit 10.4 to the Form 8-K filed December 24, 2009 and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

General Steel Holdings, Inc.
By:	/s/ John Chen
Name:	John Chen
Title:	Chief Financial Officer

Dated: April 13, 2010